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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM T-2

             STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF AN INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                     TRUSTEE PURSUANT TO SECTION 305(b)(2)

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STANLEY BURG                                       ###-##-####
(Name of Trustee)                            (Social Security Number)

60 WALL STREET
NEW YORK, NEW YORK                                  10005
(Business address, street,                        (Zip Code)
city and state)


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                               IDAHO POWER COMPANY
               (Exact name of obligor as specified in its charter)

                  IDAHO                                  82-0130980
(State or other jurisdiction of               (IRS Employer Identification no.)
incorporation or organization)

                             1221 West Idaho Street
                             Boise, Idaho 83702-5627
                                 (208) 388-2200
                   (Address, including zip code and telephone
                         of principal executive offices)

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                              First Mortgage Bonds

                       (Title of the indenture securities)

1.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each affiliation.

     None.

2.   List of Exhibits.

     List below all exhibits filed as part of this statement of eligibility and qualification.

     None.

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                                         SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, I, Stanley Burg, have signed this statement of eligibility in The City of New York and State of New York, on the 11th of March , 2003.



                                       By:  /s/ Stanley Burg
                                          ---------------------------------
                                                Stanley Burg
                                                (SIGNATURE OF TRUSTEE)

1.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each affiliation.

     None.

2.   List of Exhibits.

     List below all exhibits filed as part of this statement of eligibility and qualification.

     None.

                  ------------------------------------------------------
                                         SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, I, Stanley Burg, have signed this statement of eligibility in The City of New York and State of New York, on the 11th of March, 2003.



                                       By:  /s/ Stanley Burg
                                          ----------------------------
                                                Stanley Burg
                                                (SIGNATURE OF TRUSTEE)